Securities Act File No. 2-30806
                                 Investment Company Act File No. 811-2488
==========================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

           Pre-Effective Amendment No. __                             / /

           Post-Effective Amendment No. 59                            /x/
                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/

           Amendment No. 59                                           /x/

              (Check appropriate box or boxes)

                      PREMIER CAPITAL GROWTH FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York                   10166
(Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 922-6000

                         Daniel C. Maclean III, Esq.
                               200 Park Avenue
                          New York, New York  10166
                   (Name and Address of Agent for Service)

                                  copy to:

                             Lewis G. Cole, Esq.
                          Stroock & Stroock & Lavan
                              7 Hanover Square
                       New York, New York  10004-2696

           It is proposed that this filing will become effective (check appropriate box)


                immediately upon filing pursuant to paragraph (b)

             X  on December 29, 1995 pursuant to paragraph (b)

                60 days after filing pursuant to paragraph (a)(i)

                on (date) pursuant to paragraph (a)(i)

                75 days after filing pursuant to paragraph (a)(ii)

                on (date) pursuant to paragraph (a)(ii) of Rule 485.

           If appropriate, check the following box:

    X  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended September 30, 1995 was filed on or about November 22, 1995.

                      PREMIER CAPITAL GROWTH FUND, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)

                                                                   Premier
                                       Premier                     Emerging
                                       Capital       Growth and    Markets
                                       Growth Fund   Income Fund

Items in
Part A of
Form N-1A   Caption                     Page

  1         Cover
                                       Page
  2         Synopsis                   3
  3         Condensed Financial
              Information              4             *             *
  4         General Description of
              Registrant               6, 35         6, 36         6, 35
  5         Management of the Fund     9             10            8
  5(a)      Management's Discussion
              of Fund's Performance    *             *             **
  6         Capital Stock and Other
              Securities               35            36            35

  7         Purchase of Securities
              Being Offered            11            12            10
  8         Redemption or Repurchase   24            25            24
  9         Pending Legal Proceedings  *             *             **

Items in
Part B of
Form N-1A   Caption                                   All Funds

 10         Cover Page                                B-1
 11         Table of Contents                         B-1
 12         General Information and History           *
 13         Investment Objectives and
            Policies                                  B-2
 14         Management of the Fund                    B-18
 15         Control Persons and Principal
            Holders of Securities                     B-23
 16         Investment Advisory and Other
            Services                                  B-22
 17         Brokerage Allocation                      B-38
 18         Capital Stock and Other
            Securities                                B-40
 19         Purchase, Redemption and
            Pricing of Securities Being
            Offered                                   B-25, B-28,
                                                      B-34
 20         Tax Status                                B-35
 21         Underwriters                              B-1, B-25
 22         Calculations of Performance Data          B-39
 23         Financial Statements                      B-50

Items in
Part C of
Form N-1A   Caption                                   Page


 24         Financial Statements and Exhibits         C-1
 25         Persons Controlled by or Under
            Common Control with Registrant            C-2
 26         Number of Holders of Securities           C-2
 27         Indemnification                           C-2
 28         Business and Other Connections
            of Investment Adviser                     C-3
 29         Principal Underwriters                    C-9
 30         Location of Accounts and Records          C-12

 31         Management Services                       C-12
 32         Undertakings                              C-12

---------
* Omitted since answer is negative or inapplicable.


PROSPECTUS                                January 2, 1996


                    PREMIER CAPITAL GROWTH FUND

          Premier Capital Growth Fund (the "Fund") is a separate diversified portfolio of Premier Equity Funds, Inc., an open-end, management investment company (the "Company"), known as a mutual fund. The Fund's investment objective is capital growth. It seeks to achieve this investment objective by using speculative investment techniques such as leveraging, short-selling and options transactions, in addition to usual investment practices. The Fund invests principally in common stocks and convertible securities of domestic and foreign issuers. Investments also may be made in warrants, preferred stocks and debt securities under certain market conditions.


          By this Prospectus, the Fund is offering four Classes of shares--Class A, Class B, Class C and Class R--which are described herein. See "Alternative Purchase Methods."


          You can purchase or redeem all Classes of shares by telephone using the TeleTransfer Privilege.

          The Dreyfus Corporation professionally manages the Fund's portfolio.

      This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

          The Statement of Additional Information, dated January 2, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.


          Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.

                         TABLE OF CONTENTS
                                                  Page

          Fee Table . . . . . . . . . . . . . . . . . .
          Condensed Financial Information . . . . . . .
          Alternative Purchase Methods. . . . . . . . .
          Description of the Fund . . . . . . . . . . .
          Management of the Fund. . . . . . . . . . . .
          How to Buy Shares . . . . . . . . . . . . . .
          Shareholder Services. . . . . . . . . . . . .
          How to Redeem Shares. . . . . . . . . . . . .
          Distribution Plan and Shareholder
            Services Plan . . . . . . . . . . . . . . .
          Dividends, Distributions and Taxes. . . . . .
          Performance Information . . . . . . . . . . .
          General Information . . . . . . . . . . . . .
          Appendix. . . . . . . . . . . . . . . . . . .

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FEE TABLE

                                                 Class A     Class B      Class C     Class R
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price). . . .         4.50%*       None
  Maximum Deferred Sales Charge Imposed on
    Redemptions (as a percentage of the
    amount subject to charge). . . . . .          None**      4.00%       1.00%        None
Annual Fund Operating Expenses
  (as a percentage of average daily net assets)
  Management Fees                                  .75%         .75%         .75%       .75%
   12b-1 Fees                                      None         .75%         .75%        None
  Other Expenses                                   .36%         .36%         .36%       .11%
  Total Fund Operating Expenses                   1.11%        1.86%         1.86%      .86%

Example:

  You would pay the following expenses
  on a $1,000 investment, assuming (1) 5%
  annual return and (2) except where noted,
  redemption at the end of each time period:
                        1 Year. .              $ 56         $ 59/$19+         $29/$19+       $  9
                        3 Years                $ 79         $ 88/$58+         $ 58           $ 27
                        5 Years                $103         $121/$101+        $101           $ 48
                       10 Years                $174         $180++            $218           $106
_____________

*    For shareholders beneficially owning shares on or before December 31, 1995, the
     Maximum Sales Loan Imposed on Purchases (as a percentage of offering price) is 3.00%.

**   A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of
     Class A shares purchased without an initial sales charge as part of an investment of
     $1 million or more.

+    Assuming no redemption of shares.

++   Ten year figure assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

__________________________________________

          The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
________________________________________________________________

          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses for Class B, Class C and Class R are based on amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan."

                  CONDENSED FINANCIAL INFORMATION

          The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes for Class A are included in the Statement of Additional Information, available upon request. No financial information is available for Class B, Class C and Class R shares, which had not been offered as of the date of this Prospectus.

                       Financial Highlights

          Contained below is per share operating performance data for a Class A share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                Year Ended September 30,
                        ___________________________________________________________________________________________________

                           1986      1987      1988      1989      1990      1991      1992       1993      1994      1995

Per Share Data:
 Net asset value,
  beginning of year....  $18.66    $20.50    $22.21    $14.13    $16.07    $14.31    $17.72     $18.11    $18.53    $15.35
                         ______    ______    ______    ______    ______    ______    ______     ______    ______    ______
 Investment Operations:
 Investment income-net.     .51       .35       .57       .84       .67       .37       .32        .21       .40       .40
 Net realized and
  unrealized gain (loss)
  on investments.......    4.05      6.61    (4.58)      1.74    (1.73)      3.80      1.83       1.82     (.56)      1.23
                         ______    ______    ______    ______    ______    ______    ______     ______    ______    ______
  TOTAL FROM INVESTMENT
    OPERATIONS.........    4.56      6.96    (4.01)      2.58    (1.06)      4.17      2.15       2.03     (.16)      1.63

  DISTRIBUTIONS:         ______    ______    ______    ______    ______    ______    ______     ______    ______    ______
  Dividends from invest-
   ment income-net.....   (.78)     (.52)     (.41)     (.64)     (.70)     (.76)     (.39)      (.24)     (.80)     (.44)

  Dividends from net
   realized gain on
   investments.........  (1.94)    (4.73)    (3.66)       ---       ---       ---    (1.37)     (1.37)    (2.22)    (.23)
                         ______    ______    ______    ______    ______    ______    ______     ______    ______    ______
    Total Distributions  (2.72)    (5.25)    (4.07)     (.64)     (.70)     (.76)    (1.76)     (1.61)    (3.02)     (.67)
                         ______    ______    ______    ______    ______    ______    ______     ______    ______    ______
  Net asset value,
   end of year.........  $20.50    $22.21    $14.13    $16.07    $14.31    $17.72    $18.11     $18.53    $15.35    $16.31
                         ======    ======    ======    ======    ======    ======    ======     ======    ======    ======
                         27.28%    43.98%  (17.64%)    19.15%   (6.90%)    30.27%    13.28%     12.04%   (1.50%)   $11.21%

                                                                Year Ended September 30,
                       ___________________________________________________________________________________________________

                           1986      1987      1988      1989      1990      1991      1992       1993      1994      1995
                           ____      ____      ________      ____ ____      ________   ____       ____      ____      ____

TOTAL INVESTMENT RETURN*
RATIOS/SUPPLEMENTAL DATA:
  Ratios of operating
   expenses to average
   net assets..........    .91%      .89%      .96%     1.04%     1.05%      .97%      .97%      1.02%     1.03%     1.03%
  Ratios of interest
   expense, loan commitment
   fees and dividends on
   securities sold short to
   average net assets..    .10%      .34%      .35%      .54%      .29%      .17%      .10%       .04%      .09%      .08%
  Ratio of net investment
   income to average
    net assets.........   2.69%     1.98%     3.91%     5.32%     3.97%     2.13%     1.74%      1.24%     2.10%     2.55%
  Portfolio Turnover
   Rate................ 141.21%   123.61%   111.51%   124.30%    89.04%    81.02%   141.67%    102.23%   158.05%   298.60%
  Net Assets, end of year
   (000's omitted).....$486,244  $631,581  $471,927  $484,105  $400,981  $494,342  $520,895   $596,369  $570,360  $572,077


----------------
*Exclusive of sales charge.


          Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                         Debt Outstanding

                                                           Year Ended September 30,
                      -----------------------------------------------------------------------------------------------
                       1985      1986      1987     1988     1989     1990     1991      1992     1993     1994    1995
Amount of debt
 outstanding at
 end of year
 (in thousands)....     --        --      $72,500     --     $79,800    --       --        --       --       --      --
Average amount
 of debt outstand-
 ing throughout
 each year (in
 thousands)(1).....   $ 8,227   $ 3,099  $19,210  $ 3,865   $17,817  $10,333  $ 6,913  $ 6,897     --   $ 8,531  $ 3,842
Average number of
 shares outstanding
 throughout each
 year (in
 thousands)(2).....    24,141    25,290   29,861   33,406    31,923   29,379   28,190   28,860     --    36,537   36,648
Average amount of
 debt per share
 throughout each
 year..............   $   .34   $   .12  $   .64  $   .12  $    .56  $   .35  $   .25  $   .24     --   $   .23  $   .10

(1) Based upon daily outstanding borrowings.
(2) Based upon month-end balances.


                   ALTERNATIVE PURCHASE METHODS

          The Fund offers you four methods of purchasing shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.


    Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. For shareholders beneficially owning Fund shares on or before December 31, 1995, Class A shares are sold at net asset value plus a maximum initial sales charge of 3.00% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan."


    Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Shares--Class B Shares" and "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


    Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Shares--Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.


          Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.


          The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee.
Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.

                      DESCRIPTION OF THE FUND

Investment Objective

          The Fund's investment objective is capital growth.
The Fund seeks to achieve this investment objective by using speculative investment techniques such as leveraging, short-selling and options transactions, in addition to usual investment practices. High yield or income is not a principal objective of the Fund. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

Management Policies

    Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities, principally publicly-traded common stocks and securities convertible into common stocks. The Fund may invest up to 30% of the value of its net assets in the securities of foreign companies which are not publicly-traded in the United States and the debt securities of foreign governments. Investments may be made in warrants, preferred stocks and debt securities when management believes that such securities offer opportunities for capital growth or are desirable in light of the prevailing market or economic conditions.


    While seeking desirable investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The Fund also may invest in money market instruments in anticipation of investing cash positions.


    The Fund's annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund engages in various investment techniques, such as leveraging, short-selling, options and futures transactions, foreign currency transactions and lending portfolio securities. See also "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information.


Investment Considerations and Risks


General--The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.


Equity Securities--Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.


    The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.


Foreign Securities--Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


    Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.





Foreign Currency Transactions--Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix--Investment Techniques--Foreign Currency Transactions."


Use of Derivatives--The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix--Investment Techniques--Use of Derivatives" below, and "Investment Objective and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.


Simultaneous Investments--Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                      MANAGEMENT OF THE FUND

Investment Adviser--The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of October 31, 1995, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than
1.8 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Michael L. Schonberg. He has held that position from August 1995, and has been employed by The Dreyfus Corporation since July 1995. From March 1994 to July 1995, Mr. Schonberg was a General Partner of Omega Advisors, L.P. Prior thereto, he served as Managing Director and Chief Investment Officer for UBS Asset Management (NY), Inc. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended.
Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank
(DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.


          For the fiscal year ended September 30, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

          The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

Distributor--The Fund's distributor is Premier Mutual Fund
Services, Inc. (the "Distributor"), located at One Exchange
Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


Transfer and Dividend Disbursing Agent and Custodian--Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                         HOW TO BUY SHARES


General--Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.


          Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.


   When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


          Service Agents may receive different levels of compensation for selling different Classes of shares.
Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution Plan or Shareholder Services Plan. You should consult your Service Agent in this regard.


          The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


          The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


    You may purchase Fund shares by check or wire, or through the TeleTransfer Privilege described below. Checks should be made payable to "Premier Equity Funds, Inc.," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Premier Equity Funds, Inc., P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Equity Funds, Inc., P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.


          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:


          DDA # 89001[19276] Premier Equity Funds,
          Inc./Premier Capital Growth Fund/Class A shares;


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Capital Growth Fund/Class B shares;


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Capital Growth Fund/Class C shares; or


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Capital Growth Fund/Class R shares.

The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. You should include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

          Fund shares also may be purchased through Automatic Asset Builder and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits "1111."

          Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

          If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

          Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


Class A Shares--The public offering price for Class A shares is the net asset value per share of that Class plus, except for shareholders beneficially owning Fund shares on December
31, 1995, a sales load as shown below:


                      Total Sales Load

Amount of Transaction       As a % of          As a % of
                            offering price     net asset value    Dealers' Reallowance as of %
                             per share         per share             of offering price
Less than $50,000                4.50              4.70                 4.25
$50,000 to less than $100,000    4.00              4.20                 3.75
$100,000 to less than $250,000   3.00              3.10                 2.75
$250,000 to less than $500,000   2.50              2.60                 2.25
$500,000 to less than $1,000,000 2.00              2.00                 1.75
$1,000,000 or more                -0-               -0-                   -0-


          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


          For shareholders beneficially owning Fund shares on December 31, 1995, the public offering price for Class
A shares is the net asset value per share of that Class plus a sales load as shown below:

                       Total Sales Load

Amount of Transaction      As a % of            As a % of
                          offering price        net asset value
                              per share          per share
Less than $100,000                3.00                  3.10
$100,000 to less than $250,000    2.75                  2.80
$250,000 to less than $500,000    2.25                  2.30
$500,000 to less than $1,000,000  2.00                  2.00
$1,000,000 or more                1.00                  1.00

          Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing.


          Class A shares will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.


          Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.


          Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.


          Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


          The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.


Class B Shares--The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.


Class C Shares--The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."


Class R Shares--The public offering for Class R shares is the net asset value per share of that Class.


Right of Accumulation--Class A Shares--Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. Class A shares purchased by shareholders beneficially owning Fund shares on December 31, 1995 are subject to a different sales load schedule, as described above under "Class A Shares."

          To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

TeleTransfer Privilege--You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


          If you have selected the TeleTransfer Privilege, you may request a TeleTransfer purchase of shares by telephoning 1-
800-645-6561 or, if you are calling from overseas, call 516-794-
5452.

                      SHAREHOLDER SERVICES

          The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.

Fund Exchanges

          You may purchase, in exchange for shares of a Class, shares of the same Class of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. With respect to Class R shares held by Retirement Plans, exchanges may be made only between a shareholder's Retirement Plan account in one fund and such shareholder's Retirement Plan account in another fund.


          To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares--Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TeleTransfer Privilege and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor.
Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


Auto-Exchange Privilege


          Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. With respect to Class R shares held by Retirement Plans, exchanges pursuant to the Auto-Exchange Privilege may be made only between a shareholder's Retirement Plan account in one fund and such shareholder's Retirement Plan account in another fund. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer
Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."



Automatic Asset Builder (Registered)


          Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee.
No such fee currently is contemplated.


Government Direct Deposit Privilege


          Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or cer-tain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.


Dividend Options


          Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


          For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.

Automatic Withdrawal Plan

          The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50 cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Class B and Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Retirement Plans

          The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

Letter of Intent--Class A Shares

          By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases made pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                      HOW TO REDEEM SHARES

General

          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.


          The Fund imposes no charges (other than any applicable
CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


          Distributions from qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59-1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.


          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

Contingent Deferred Sales Charge


Class B Shares--A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.


          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.


          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:


                                               CDSC as a
                                             % of Amount
Year Since                                   Invested or
Purchase Payment                             Redemption
 Was Made                                    Proceeds
First . . . . . .. . . . . . . . . . . . . . .  4.00
Second. . . . . .. . . . . . . . . . . . . . .  4.00
Third . . . . . .. . . . . . . . . . . . . . .  3.00
Fourth. . . . . .. . . . . . . . . . . . . . .  3.00
Fifth . . . . . .. . . . . . . . . . . . . . .  2.00
Sixth . . . . . .. . . . . . . . . . . . . . .  1.00


          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.


          For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


Class C Shares--A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.


Waiver of CDSC--The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.


          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service
Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Procedures

          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the TeleTransfer Privilege. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


          You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption pro-cedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

Regular Redemption--Under the regular redemption procedure, you may redeem shares by written request mailed to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.

          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

Wire Redemption Privilege--You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


Telephone Redemption Privilege--You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


TeleTransfer Privilege--You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


          If you have selected the TeleTransfer Privilege, you may request a TeleTransfer redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.


Redemption Through a Selected Dealer--If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.


          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


Reinvestment Privilege--Class A Shares--Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
               (CLASS A, CLASS B and CLASS C ONLY)


          Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


Distribution Plan--Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C.


Shareholder Services Plan--Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

          Under the Code, the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.
You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares because of the higher expenses borne by the relevant Class. See "Fee Table."


          Dividends paid by the Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan or IRA. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans and IRAs, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Participants in a Retirement Plan or IRA should receive periodic statements from the trustee, custodian or administrator of their Plan.

          The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if an investor exchanges such shares for shares of another fund advised or administered by The Dreyfus Corporation within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.


          The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.


          With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not consti-tute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

          Management of the Company believes that the Fund has qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                     PERFORMANCE INFORMATION

          For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A and the performance of Class A, Class B and Class C should be expected to be lower than that of Class
R.  Performance for each Class will be calculated separately.

          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.

          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A shares) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.

          Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

                       GENERAL INFORMATION

          The Company was originally incorporated under Delaware law in November 1968 and became a Maryland corporation on April 30, 1974. Before December __, 1995, the Company's name was Premier Capital Growth Fund, Inc. and before February 1993 it was The Dreyfus Leverage Fund, Inc. The Company is authorized to issue 800 million shares of Common Stock (with 200 million allocated to the Fund), par value $1.00 per share. The Fund's shares are classified into four classes--Class A, Class B, Class C and Class R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to its Distribution Plan.


          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.


          To date, the Board has authorized the creation of three series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.

          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York
11556-0144.

                            APPENDIX


Investment Techniques


Leverage--Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 10% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


          The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.


Short-Selling--In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; it will realize a gain if the security declines in price between those dates.


          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer if, as a result of such sale, the Fund would have sold short in the aggregate more than 5% of the outstanding securities of that class.


          The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.


Use of Derivatives--Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


          The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


          If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


Foreign Currency Transactions--Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


Certain Portfolio Securities


Convertible Securities--Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Fund's management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


American, European and Continental Depositary Receipts--The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.


Warrants--A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.


Money Market Instruments--The Fund may invest, in the circumstances described under "Description of the Fund--
Management Policies," in the following types of money market instruments.


          U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


          Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.


          Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.


          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.


          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


          Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.


Illiquid Securities--The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS                            ___________, 199_

               PREMIER EMERGING MARKETS FUND


   Premier Emerging Markets Fund (the "Fund") is a separate non-diversified portfolio of Premier Equity Funds, Inc., an open-end, management investment company (the "Company"), known as a mutual fund. The Fund's investment objective is long-term capital growth. The Fund will invest principally in the equity securities of foreign issuers in countries with emerging markets.

    By this Prospectus, the Fund is offering four Classes of shares--Class A, Class B, Class C and Class R--which are described herein. See "Alternative Purchase Methods."

          You can purchase or redeem all Classes of shares by telephone using the TeleTransfer Privilege.

          The Dreyfus Corporation will professionally manage the Fund's portfolio.

          This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

     The Statement of Additional Information, dated January 2, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.

  Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.

                 TABLE OF CONTENTS
                                             Page

          Fee Table . . . . . . . . . . . . . . . . . .
          Alternative Purchase Methods. . . . . . . . .
          Description of the Fund . . . . . . . . . . .
          Management of the Fund. . . . . . . . . . . .
          How to Buy Shares . . . . . . . . . . . . . .
          Shareholder Services. . . . . . . . . . . . .
          How to Redeem Shares. . . . . . . . . . . . .
          Distribution Plan and Shareholder
            Services Plan . . . . . . . . . . . . . . .
          Dividends, Distributions and Taxes. . . . . .
          Performance Information . . . . . . . . . . .
          General Information . . . . . . . . . . . . .
          Appendix. . . . . . . . . . . . . . . . . . .


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FEE TABLE

                                   Class A      Class B      Class C      Class R
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price). .    4.50%        None
  Maximum Deferred Sales Charge Imposed on
    Redemptions (as a percentage of the
    amount subject to charge). . . . . .  None*       4.00%       1.00%         None
Annual Fund Operating Expenses
 (as a percentage of average daily net assets)
  Management Fees                          1.25%       1.25%      1.25%         1.25%
  12b-1 Fees                               None         .75%       .75%         None
  Other Expenses                           .___%        .___%      .___%        .___%
Total Fund Operating Expenses              .___%        .___%      .___%        .___%

Example:
  You would pay the following expenses
  on a $1,000 investment, assuming (1) 5%
  annual return and (2) except where noted, redemption at the end of each time period:

                          1 Year. .          $___       $_/$__**     $_/$_**      $_
                          3 Years            $___       $_/$__**     $_           $_

_____________
*  A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of
   Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

** Assuming no redemption of shares.


      The amounts listed in the example should not be
considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
________________________________________________________________
          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses are based on estimated amounts for the current fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan."

                   ALTERNATIVE PURCHASE METHODS

          The Fund offers you four methods of purchasing shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.

   Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan."

    Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Shares--Class B Shares" and "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

   Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Shares--Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

          Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.

          The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee.
Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.


                      DESCRIPTION OF THE FUND

Investment Objective

          The Fund's investment objective is long-term capital growth. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

Management Policies

   Under normal circumstances, the Fund will invest at least
65% of the value of its total assets in equity securities of foreign issuers in countries having emerging markets. For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by The Dreyfus Corporation to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and countries located in Western Europe. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging markets. The Fund does not anticipate that it will invest more than 25% of the value of its total assets in the securities of issuers in any one emerging market country.

          Issuers whose principal activities are in emerging markets countries include issuers (1) organized under the laws of, (2) whose securities have their primary trading market in,
(3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, an emerging markets country. The Dreyfus Corporation will base determinations as to eligibility on publicly available information and inquiries made to the companies.

          The equity securities in which the Fund may invest consist of common stocks and preferred stocks. Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through investment vehicles, such as closed-end investment companies, authorized by such emerging market country's government. See "Appendix--Certain Portfolio Securities--Closed-End Investment Companies."

   While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The Fund also may invest in money market instruments in anticipation of investing cash positions.

   The Fund's annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund currently intends to engage in foreign currency transactions, options and futures transactions and short-selling. See also "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information.

Investment Considerations and Risks

General--The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

Equity Securities--Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

    The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects. This risk may be incurred by the Fund's investing in issuers in emerging markets, as more fully described below.

Foreign Securities--Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

   Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities including restrictions in investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.
In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.
If the Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currency Transactions--Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix--Investment Techniques--Foreign Currency Transactions."

Use of Derivatives--The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix--Investment Techniques--Use of Derivatives" below, and "Investment Objective and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

Non-Diversified Status--The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. The Fund may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.

Simultaneous Investments--Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                      MANAGEMENT OF THE FUND

Investment Adviser--The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of October 31, 1995, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than
1.8 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Kelly McDermott. She has held that position since inception of the Fund and has been employed by The Dreyfus Corporation since June 1992. Previously, Ms. McDermott served in the institutional division of European Sales at Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc. and Kleinwort Benson. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended.
Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank
(DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.

   Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

Expenses--All expenses incurred in the operation of the Company will be borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses to be borne by the Company will include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs attributable to investor services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


    In addition, Class B and Class C shares may be subject to certain distribution fees and Class A, Class B and Class C shares may be subject to certain service fees. See
"Distribution Plan and Shareholder Services Plan."

          The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

Distributor--The Fund's distributor is Premier Mutual Fund
Services, Inc. (the "Distributor"), located at One Exchange
Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

Transfer and Dividend Disbursing Agent and Custodian--Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                         HOW TO BUY SHARES

General--Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

          Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

    When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

          Service Agents may receive different levels of compensation for selling different Classes of shares.
Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution Plan or Shareholder Services Plan. You should consult your Service Agent in this regard.

          The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


   You may purchase Fund shares by check or wire, or through the TeleTransfer Privilege described below. Checks should be made payable to "Premier Equity Funds, Inc.," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Premier Equity Funds, Inc., P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Equity Funds, Inc., P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.

          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:

          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Emerging Markets Fund/Class A shares;


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Emerging Markets Fund/Class B shares;


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Emerging Markets Fund/Class C shares; or


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Emerging Markets Fund/Class R shares.

The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. You should include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

          Fund shares also may be purchased through Automatic Asset Builder and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits "1111."

          Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

          If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

          Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

Class A Shares--The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                               Total Sales Load

 Amount of Transaction       As a % of      As a % of     Dealers'
                             offering       net asset     Reallowance
                              price          value        as a % of
                              per share      per share     offering price
Less than $50,000. .             4.50            4.70           4.25

$50,000 to less than $100,000    4.00             4.20           3.75
$100,000 to less than $250,000   3.00             3.10           2.75
$250,000 to less than $500,000   2.50             2.60           2.25
$500,000 to less than $1,000,000 2.00             2.00           1.75
$1,000,000 or more                -0-              -0-            -0-


          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

          Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

          Class A shares will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.

          Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

          The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.

Class B Shares--The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

Class C Shares--The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

Class R Shares--The public offering for Class R shares is the net asset value per share of that Class.

Right of Accumulation--Class A Shares--Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

          To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

TeleTransfer Privilege--You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

          If you have selected the TeleTransfer Privilege, you may request a TeleTransfer purchase of shares by telephoning 1-
800-645-6561 or, if you are calling from overseas, call 516-794-
5452.

                      SHAREHOLDER SERVICES

          The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.

Fund Exchanges

          You may purchase, in exchange for shares of a Class, shares of the same Class of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. With respect to Class R shares held by Retirement Plans, exchanges may be made only between a shareholder's Retirement Plan account in one fund and such shareholder's Retirement Plan account in another fund.

          To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares--Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TeleTransfer Privilege and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.

          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor.
Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

Auto-Exchange Privilege

          Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. With respect to Class R shares held by Retirement Plans, exchanges pursuant to the Auto-Exchange Privilege may be made only between a shareholder's Retirement Plan account in one fund and such shareholder's Retirement Plan account in another fund. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer
Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

Automatic Asset Builder(Registered)

          Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee.
No such fee currently is contemplated.

Government Direct Deposit Privilege

          Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or cer-tain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.

Dividend Options

          Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

          For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier Equity Funds, Inc.,
P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.

Automatic Withdrawal Plan

          The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50 cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Class B and Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Retirement Plans

          The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

Letter of Intent--Class A Shares

          By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.

                      HOW TO REDEEM SHARES

General

          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

          The Fund imposes no charges (other than any applicable
CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

          Distributions from qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59-1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.

          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

Contingent Deferred Sales Charge

Class B Shares--A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                                       CDSC as a
                                                      % of Amount
   Year Since                                         Invested or
Purchase Payment                                       Redemption
   Was Made                                            Proceeds
First . . . . . . . . . . . . . . . . . . . . . . . . . .  4.00
Second. . . . . . . . . . . . . . . . . . . . . . . . . .  4.00
Third . . . . . . . . . . . . . . . . . . . . . . . . . .  3.00
Fourth. . . . . . . . . . . . . . . . . . . . . . . . . .  3.00
Fifth . . . . . . . . . . . . . . . . . . . . . . . . . .  2.00
Sixth . . . . . . . . . . . . . . . . . . . . . . . . . .  1.00

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

          For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Class C Shares--A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

Waiver of CDSC--The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service
Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Procedures

          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the TeleTransfer Privilege.

If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

          You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption pro-cedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

Regular Redemption--Under the regular redemption procedure, you may redeem shares by written request mailed to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.

          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

Wire Redemption Privilege--You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


Telephone Redemption Privilege--You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TeleTransfer Privilege--You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.

          If you have selected the TeleTransfer Privilege, you may request a TeleTransfer redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

Redemption Through a Selected Dealer--If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege--Class A Shares--Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
               (CLASS A, CLASS B and CLASS C ONLY)

          Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

Distribution Plan--Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C.

Shareholder Services Plan--Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

          Under the Code, the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.
You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares because of the higher expenses borne by the relevant Class. See "Fee Table."

          Dividends paid by the Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan or IRA. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans and IRAs, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Participants in a Retirement Plan or IRA should receive periodic statements from the trustee, custodian or administrator of their Plan.

          The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if an investor exchanges such shares for shares of another fund advised or administered by The Dreyfus Corporation within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

          The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.

          With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not consti-tute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

          It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders.
Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                     PERFORMANCE INFORMATION

          For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A and the performance of Class A, Class B and Class C should be expected to be lower than that of Class
R.  Performance for each Class will be calculated separately.

          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.

          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A shares) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.

          Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications.

                       GENERAL INFORMATION

          The Company was originally incorporated under Delaware law in November 1968 and became a Maryland corporation on April 30, 1974. Before December __, 1995, the Company's name was Premier Capital Growth Fund, Inc. and before February 1993 it was The Dreyfus Leverage Fund, Inc. The Company is authorized to issue 800 million shares of Common Stock (with 200 million allocated to the Fund), par value $1.00 per share. The Fund's shares are classified into four classes--Class A, Class B, Class C and Class R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to its Distribution Plan.


          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.

          To date, the Board has authorized the creation of three series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.


          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.

          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York
11556-0144.

                            APPENDIX

Investment Techniques

Foreign Currency Transactions--Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Short-Selling--In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; it will realize a gain if the security declines in price between those dates.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer if, as a result of such sale, the Fund would have sold short in the aggregate more than 5% of the outstanding securities of that class.

          The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

Borrowing Money--The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Use of Derivatives--Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Certain Portfolio Securities

Closed-End Investment Companies--The Fund may invest in securities issued by closed-end investment companies which principally invest in securities in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Foreign Government Obligations; Securities of Supranational Entities--The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Money Market Instruments--The Fund may invest, in the circumstances described under "Description of the Fund--
Management Policies," in the following types of money market instruments.

          U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

          Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

          Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.

Illiquid Securities--The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

          No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

PROSPECTUS                               ___________, 199_

               PREMIER GROWTH AND INCOME FUND


       Premier Growth and Income Fund (the "Fund") is a separate non-diversified portfolio of Premier Equity Funds, Inc., an open-end, management investment company (the "Company"), known as a mutual fund. The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk.

     By this Prospectus, the Fund is offering four Classes of shares--Class A, Class B, Class C and Class R--which are described herein. See "Alternative Purchase Methods."

          You can purchase or redeem all Classes of shares by telephone using the TeleTransfer Privilege.

          The Dreyfus Corporation will professionally manage the Fund's portfolio.


          This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

      The Statement of Additional Information, dated January 2, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.


    Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.

                         TABLE OF CONTENTS
                                                        Page

          Fee Table . . . . . . . . . . . . . . . . . .
          Alternative Purchase Methods. . . . . . . . .
          Description of the Fund . . . . . . . . . . .
          Management of the Fund. . . . . . . . . . . .
          How to Buy Shares . . . . . . . . . . . . . .
          Shareholder Services. . . . . . . . . . . . .
          How to Redeem Shares. . . . . . . . . . . . .
          Distribution Plan and Shareholder
            Services Plan . . . . . . . . . . . . . . .
          Dividends, Distributions and Taxes. . . . . .
          Performance Information . . . . . . . . . . .
          General Information . . . . . . . . . . . . .
          Appendix. . . . . . . . . . . . . . . . . . .


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FEE TABLE

                                         Class A        Class B       Class C      Class R
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price). . . .      4.50%          None
  Maximum Deferred Sales Charge Imposed on
    Redemptions (as a percentage of the
    amount subject to charge). . . . . .       None*         4.00%         1.00%         None
Annual Fund Operating Expenses
  (as a percentage of average daily net assets)
  Management Fees                                .75%         .75%            .75%        .75%
  12b-1 Fees                                    None          .75%            .75%         None
  Other Expenses                                 .50%         .50%            .50%        .25%
  Total Fund Operating Expenses                 1.25%        2.00%           2.00%       1.00%

Example:
  You would pay the following expenses
  on a $1,000 investment, assuming (1) 5%
  annual return and (2) except where noted,
  redemption at the end of each time period:
                           1 Year. .           $57           $60/$20**         $30/$20**      $10

                           3 Years             $83           $93/$63**         $63            $32


*  A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of
   Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

** Assuming no redemption of shares.

          The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
________________________________________________________________
          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses are based on estimated amounts for the current fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan."


                   ALTERNATIVE PURCHASE METHODS

          The Fund offers you four methods of purchasing shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.

   Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan."

    Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Shares--Class B Shares" and "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Shares--Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

          Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.

          The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.


                      DESCRIPTION OF THE FUND

Investment Objective

          The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

Management Policies

          The Fund invests in equity and debt securities and money market instruments of domestic and foreign issues. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities. The proportion of the remainder of the Fund's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities.


          The equity securities in which the Fund may invest consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. The Fund will be particularly alert to companies which offer opportunities for capital appreciation and growth of earnings, while paying current dividends.


          The debt securities (other than convertible debt securities) in which the Fund may invest must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's and BBB by S&P, Fitch and Duff are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. The Fund may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Securities rated
Caa by Moody's and CCC by S&P, Fitch or Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal. See "Investment Considerations and Risks--Lower Rated Securities" below for a discussion of certain risks, and "Appendix" in the Statement of Additional Information.

          The money market instruments in which the Fund may invest consist of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The Fund also may invest in money market instruments in anticipation of investing cash positions.

          The Fund's annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund currently intends, to a limited extent, to engage in foreign currency transactions, options and futures transactions and short-selling. See also "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information.

Investment Considerations and Risks

General--The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

Equity Securities--Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

          The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.

Fixed-Income Securities--Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. See "Appendix-Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.

Lower Rated Securities--The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) convertible debt securities. These are convertible debt securities such as those rated Baa by Moody's or BB by S&P, Fitch or Duff or as low as Caa by Moody's or CCC by S&P, Fitch or Duff (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these convertible debt securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

Foreign Securities--Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign Currency Transactions--Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix--Investment Techniques--Foreign Currency Transactions."

Use of Derivatives--The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix--Investment Techniques--Use of Derivatives" below, and "Investment Objective and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

Non-Diversified Status--The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. The Fund may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.

Simultaneous Investments--Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                      MANAGEMENT OF THE FUND

Investment Adviser--The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of October 31, 1995, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than
1.8 million investor accounts nationwide.

          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Richard Hoey. He has been employed by The Dreyfus Corporation since April 1991. From April 1990 to March 1991, Mr. Hoey was Chief Economist and a Managing Director of Drexel Burnham Lambert. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended.
Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank
(DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.

          Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

Expenses--All expenses incurred in the operation of the Company will be borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses to be borne by the Company will include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of registrar and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs attributable to investor services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


          In addition, Class B and Class C shares may be subject to certain distribution fees and Class A, Class B and Class C shares may be subject to certain service fees. See
"Distribution Plan and Shareholder Services Plan."

          The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

Distributor--The Fund's distributor is Premier Mutual Fund
Services, Inc. (the "Distributor"), located at One Exchange
Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

Transfer and Dividend Disbursing Agent and Custodian--Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                         HOW TO BUY SHARES

General--Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

          Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

          When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

          Service Agents may receive different levels of compensation for selling different Classes of shares.
Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution Plan or Shareholder Services Plan. You should consult your Service Agent in this regard.

          The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


          You may purchase Fund shares by check or wire, or through the TeleTransfer Privilege described below. Checks should be made payable to "Premier Equity Funds, Inc.," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Premier Equity Funds, Inc., P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Equity Funds, Inc., P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.

          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:

          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Growth and Income Fund/Class A shares;


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Growth and Income Fund/Class B shares;


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Growth and Income Fund/Class C shares; or


          DDA # 89001_____ Premier Equity Funds,
          Inc./Premier Growth and Income Fund/Class R shares.

The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. You should include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

          Fund shares also may be purchased through Automatic Asset Builder and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits "1111."

          Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

          If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

          Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

Class A Shares--The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                              Total Sales Load

                                      As a % of           As a % of net      Dealers' Reallowance as a
                                     offering price      asset value                  % of
Amount of Transaction                  per share           per share                offering price
Less than $50,000                         4.50                4.70                       4.25
$50,000 to less than $100,000             4.00                4.20                       3.75
$100,000 to less than $250,000            3.00                3.10                       2.75
$250,000 to less than $500,000            2.50                2.60                       2.25
$500,000 to less than $1,000,000          2.00                2.00                       1.75
$1,000,000 or more                        -0-                 -0-                        -0-

          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

          Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

          Class A shares will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.

          Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

          The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.

Class B Shares--The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

Class C Shares--The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

Class R Shares--The public offering for Class R shares is the net asset value per share of that Class.

Right of Accumulation--Class A Shares--Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

          To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

TeleTransfer Privilege--You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

          If you have selected the TeleTransfer Privilege, you may request a TeleTransfer purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-
794-5452.


                      SHAREHOLDER SERVICES

          The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.

Fund Exchanges

          You may purchase, in exchange for shares of a Class, shares of the same Class of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. With respect to Class R shares held by Retirement Plans, exchanges may be made only between a shareholder's Retirement Plan account in one fund and such shareholder's Retirement Plan account in another fund.

          To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares--Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TeleTransfer Privilege and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.

          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor.
Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

Auto-Exchange Privilege

          Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. With respect to Class R shares held by Retirement Plans, exchanges pursuant to the Auto-Exchange Privilege may be made only between a shareholder's Retirement Plan account in one fund and such shareholder's Retirement Plan account in another fund. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged, as the case may be. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege.
No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

Automatic Asset Builder(registered trademark)

          Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee.
No such fee currently is contemplated.

Government Direct Deposit Privilege

          Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or cer-tain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.

Dividend Options

          Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

          For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier Equity Funds, Inc.,
P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.

Automatic Withdrawal Plan

          The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50 cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Class B and Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Retirement Plans

          The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

Letter of Intent--Class A Shares

          By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.

                      HOW TO REDEEM SHARES

General

          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

          The Fund imposes no charges (other than any applicable
CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

          Distributions from qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59-1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.

          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by the TeleTransfer Privilege or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, TeleTransfer purchase or Automatic Asset Builder order, which may take up to eight business days or more. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the TeleTransfer Privilege for a period of eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

Contingent Deferred Sales Charge

Class B Shares--A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                                 CDSC as a
                                                 % of Amount
   Year Since                                    Invested or
Purchase Payment                                 Redemption
   Was Made                                      Proceeds

First . . . . . . . . . . . . . . . . . . . . . . .  4.00
Second. . . . . . . . . . . . . . . . . . . . . . .  4.00
Third . . . . . . . . . . . . . . . . . . . . . . .  3.00
Fourth. . . . . . . . . . . . . . . . . . . . . . .  3.00
Fifth . . . . . . . . . . . . . . . . . . . . . . .  2.00
Sixth . . . . . . . . . . . . . . . . . . . . . . .  1.00

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

          For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Class C Shares--A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

Waiver of CDSC--The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service
Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Procedures

          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the TeleTransfer Privilege. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

          You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption pro-cedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

Regular Redemption--Under the regular redemption procedure, you may redeem shares by written request mailed to Premier Equity Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.

          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

Wire Redemption Privilege--You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


Telephone Redemption Privilege--You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TeleTransfer Privilege--You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.

          If you have selected the TeleTransfer Privilege, you may request a TeleTransfer redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

Redemption Through a Selected Dealer--If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege--Class A Shares--Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
               (CLASS A, CLASS B and CLASS C ONLY)

          Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

Distribution Plan--Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C.

Shareholder Services Plan--Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

          Under the Code, the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily declares and pays dividends from its net investment income quarterly, and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares because of the higher expenses borne by the relevant Class. See "Fee Table."

          Dividends paid by the Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan or IRA. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans and IRAs, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Participants in a Retirement Plan or IRA should receive periodic statements from the trustee, custodian or administrator of their Plan.

          The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if an investor exchanges such shares for shares of another fund advised or administered by The Dreyfus Corporation within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

          The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.

          With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not consti-tute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

          It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders.
Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.


                     PERFORMANCE INFORMATION

          For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A and the performance of Class A, Class B and Class C should be expected to be lower than that of Class
R.  Performance for each Class will be calculated separately.

          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.

          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A shares) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.

          Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications.

                       GENERAL INFORMATION


          The Company was originally incorporated under Delaware law in November 1968 and became a Maryland corporation on April 30, 1974. Before December __, 199_, the Company's name was Premier Capital Growth Fund, Inc. and before February 1993 it was The Dreyfus Leverage Fund, Inc. The Company is authorized to issue 800 million shares of Common Stock (with 200 million allocated to the Fund), par value $1.00 per share. The Fund's shares are classified into four classes--Class A, Class B, Class C and Class R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to its Distribution Plan.


          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.

          To date, the Board has authorized the creation of three series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.


          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.

          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York
11556-0144.

                            APPENDIX

Investment Techniques

Foreign Currency Transactions--Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Short-Selling--In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; it will realize a gain if the security declines in price between those dates.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer if, as a result of such sale, the Fund would have sold short in the aggregate more than 5% of the outstanding securities of that class.

          The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

Borrowing Money--The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Use of Derivatives--Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Certain Portfolio Securities

Convertible Securities--Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Fund's management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

American Depositary Receipts--The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Money Market Instruments--The Fund may invest, in the circumstances described under "Description of the Fund--
Management Policies," in the following types of money market instruments.

          U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

          Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

          Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.

Illiquid Securities--The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Ratings--Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P, Fitch or Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

     The ratings of Moody's, S&P, Fitch or Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.

          No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                   PREMIER EQUITY FUNDS, INC.

                   PREMIER CAPITAL GROWTH FUND
                 PREMIER GROWTH AND INCOME FUND
                  PREMIER EMERGING MARKETS FUND

              CLASS A, CLASS B, CLASS C AND CLASS R
                             PART B
              (STATEMENT OF ADDITIONAL INFORMATION)
                        JANUARY 2, 1996






          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the series named above (each, a "Fund") of Premier Equity Funds, Inc. (the "Company"), dated January 2, 1996, as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

          The Dreyfus Corporation (the "Manager") serves as each
Fund's investment adviser.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.


                           TABLE OF CONTENTS
                                                           Page

Investment Objective and Management Policies. . . . .      B-2
Management of the Company . . . . . . . . . . . . . .      B-17
Management Agreement. . . . . . . . . . . . . . . . .      B-21
Purchase of Shares  . . . . . . . . . . . . . . . . .      B-24
Distribution Plan and
  Shareholder Services Plan . . . . . . . . . . . . .      B-26
Redemption of Shares. . . . . . . . . . . . . . . . .      B-27
Shareholder Services. . . . . . . . . . . . . . . . .      B-29
Determination of Net Asset Value. . . . . . . . . . .      B-33
Dividends, Distributions and Taxes. . . . . . . . . .      B-34
Portfolio Transactions. . . . . . . . . . . . . . . .      B-37
Performance Information . . . . . . . . . . . . . . .      B-38
Information About the Funds . . . . . . . . . . . . .      B-39
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . .      B-40
Appendix. . . . . . . . . . . . . . . . . . . . . . .      B-41
Financial Statements. . . . . . . . . . . . . . . . .      B-49
Report of Independent Auditors. . . . . . . . . . . .      B-

             INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

          The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

          American, European and Continental Depositary Receipts. (All Funds) A Fund may invest in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          Repurchase Agreements. (All Funds) The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

          Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

          Convertible Securities. (All Funds) Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Funds' management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. As with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

          Closed-End Investment Companies. (All Funds) A Fund may invest in securities issued by closed-end investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

          Foreign Government Obligations; Securities of Supranational Entities. (All Funds) A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Illiquid Securities. (All Funds) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

          Leverage. (All Funds) For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund.

          Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; it will realize a gain if the security declines in price between those dates.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. A Fund may not sell short the securities of any class of an issuer if, as a result of such sale, the Fund would have sold short in the aggregate more than 5% of the outstanding securities of that class.

          A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

          Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.


          Lending Portfolio Securities. (Premier Capital Growth Fund only) In connection with its securities lending transactions, Premier Capital Growth Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

          Derivatives. (All Funds) A Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities.

          In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

          If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

          A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

          Futures Transactions--In General. (All Funds) A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by a Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. A Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

          Premier Growth and Income Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

          Options--In General. (All Funds) A Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

          A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

          A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

          A Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, a Fund may incur losses.

          Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          Forward Commitments. (All Funds) A Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Fund enters into the commitment. However, a Fund does not make a payment until it receives delivery from the other party to the transaction. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks


Lower Rated Securities. (Premier Growth and Income Fund only) The Fund is permitted to invest in convertible debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff" and with Moody's, S&P and Fitch, the "Rating Agencies") and as low as Caa by Moody's or CCC by S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See in the Fund's Prospectus "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" for a discussion of certain risks and the Appendix for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.


          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions

          Premier Growth and Income Fund and Premier Emerging Markets Fund only. Each of these Funds has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither of these Funds may:

          1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

          4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

          6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and
12 may be deemed to give rise to a senior security.

          8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          12.  Purchase, sell or write puts, calls or
combinations thereof, except as described in the relevant Fund's
Prospectus and Statement of Additional Information.

          13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          14.  Purchase securities of other investment
companies, except to the extent permitted under the 1940 Act.

                             *  *  *

          Premier Capital Growth Fund only. The Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 13 is not a fundamental policy and may be changed by vote of a majority of the Company's Board members at any time. The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of any one issuer (except securities of the United States Government or any instrumentality thereof) nor purchase more than 10% of the voting securities of any one issuer.

          2. Purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets.

          3. Purchase securities of other investment companies, except as they may be acquired by purchase in the open market involving no commissions or profits to a sponsor or dealer (other than the customary broker's commission) or except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          4. Purchase or retain the securities of any issuer if those officers or directors of the Company or the Manager owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

          5. Purchase, hold or deal in commodities or commodity contracts, except as set forth in the Fund's Prospectus and Statement of Additional Information, or in real estate (except for corporate office purposes), but this shall not prohibit the Fund from investing in marketable securities of companies engaged in real estate activities or investments.

          6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          7. Lend any funds or other assets, except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or the purchase of bankers' acceptances and commercial paper of corporations. However, the Company's Board may, on the request of broker-dealers or other institutional investors which it deems qualified, authorize the Fund to lend securities, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets.

          8. Act as an underwriter of securities of other issuers.

          9. Purchase from or sell to any of the Company's officers or directors or firms of which any of them are members any securities (other than capital stock of the Company).

          10. Invest in the securities of a company for the purpose of management or the exercise of control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its own views.

          11. Engage in the purchase and sale of put and call options or in writing such options, except as set forth in the Fund's Prospectus and Statement of Additional Information.

          12. Concentrate its investments in any particular industry or industries, except that the Fund may invest as much as 25% of the value of its total assets in a single industry.

          13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          Premier Capital Growth Fund also has undertaken not to purchase warrants which, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities shall not be subject to such percentage restriction.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


          The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.

                        MANAGEMENT OF THE COMPANY

          Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Company

* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Director.  Chairman and Chief Executive
   Officer of AT&T Investment Management Corporation. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Director. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, Director.  Research Fellow, Center for
   Business and Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is 56 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, Director.  President of the CPR Institute for
   Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of the firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. Mr. Henry is 65 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.


ROSALIND GERSTEN JACOBS, Director.  Director of Merchandise and
   Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 70 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Director. John M. Olin Distinguished Fellow of the American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University. Mr. Kristol is 75 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, Director.  President and Chief Executive
   Officer of Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He is also a director of Pfizer, Inc., a pharmaceutical company, Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology, and Tularik, Inc., a biotechnology company, and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. Dr. Marks is 69 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.


DR. MARTIN PERETZ, Director. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard
   University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School and a director of LeukoSite Inc., a biopharmaceutical company. Dr. Peretz is 56 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.


BERT W. WASSERMAN, Director. Financial Consultant. From January 1990 to March 1995, Executive Vice President and
   Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a member of the Chemical Bank National Advisory Board and a director of The New Germany Fund, Mountasia Entertainment International,
   Inc. and the Lillian Vernon Corporation.  Mr. Wasserman is
   63 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

         For so long as the Company's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

          The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended September 30, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:

                                                                           (5)
                                      (3)                                      Total Compensation
                    (2)               Pension or            (4)                From Company and
(1)                 Aggregate         Retirement Benefits   Estimated Annual   Fund Complex
Name of Board       Compensation      Accrued as Part of    Benefits Upon      Paid to Board
Member              From Company*     Company's Expenses    Retirement         Member

Joseph S. DiMartino    $5,623              none                           $445,000**(93)

David P. Feldman       $6,112              none                           $85,631(37)

John M. Fraser, Jr.    $7,000              none                           $46,766(14)

Robert R. Glauber      $7,000              none                           $79,696(20)

James F. Henry         $7,000              none                           $44,946(10)

Rosalind Gersten
 Jacobs                $7,000              none                           $57,638(20)

Irving Kristol         $7,000              none                           $44,946(10)

Dr. Paul A. Marks      $7,000              none                           $44,946(10)

Dr. Martin Peretz      $7,000              none                           $44,946(10)

Bert W. Wasserman      $7,000              none                           $40,720(10)


*    Amount does not include reimbursed expenses for attending
     Board meetings, which amounted to $728 for all Board members as a group.


**   Estimated amount for the year ending December 31, 1995.


Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President and Chief
     Executive Officer of the Distributor and an officer of other investment companies advised or administered by the Manager.
     From December 1991 to July 1994, she was President and Chief
     Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The
     Boston Company Advisors, Inc.  She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice
     President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July
     1994, he served as Counsel for The Boston Company Advisors,
     Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.
     Associate General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve
     System.  He is 30 years old.


ELIZABETH BACHMAN, Vice President and Assistant Secretary.
     Assistant Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.
     Senior Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc.
     He is 33 years old.


JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the
     Distributor and an officer of other investment companies advised or administered by the Manager. From July
     1988 to August 1994, he was employed by The Boston Company,
     Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer. Assistant Treasurer of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual
     Fund Accounting Department of the Manager. He is 60 years old.

MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by the Manager. From June 1992 to April 1995, she was a Medical Coordinator Officer at ORBIS
     International.  Prior to June 1992, she worked as Program
     Coordinator at Physicians World Communications Group. She is 27 years old.

          The address of each officer of the Company is 200 Park
Avenue, New York, New York 10166.

          The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on December 1, 1995.

                         MANAGEMENT AGREEMENT

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."

          Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended December 11, 1995, with the
Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority
(as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994 in respect of Premier
Capital Growth Fund, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on December 11, 1995. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


          The following persons are officers and/or directors of the Manager: Howard Stein, Chairman of the Board and Chief
Executive Officer; W. Keith Smith, Vice Chairman of the Board;
Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment
Officer and a director; Lawrence S. Kash, Vice Chairman
--Distribution and a director; Philip L. Toia, Vice Chairman
--Operations and Administration and a director; Barbara E. Casey,
Vice President--Dreyfus Retirement Services; Diane M. Coffey,
Vice President--Corporate Communications; Elie M. Genadry, Vice
President--Institutional Sales; William F. Glavin, Jr., Vice
President--Corporate Development; Henry D. Gottmann, Vice
President--Retail Sales and Service; Mark N. Jacobs, Vice
President-- Legal and Secretary; Daniel C. Maclean, Vice
President and General Counsel; Jeffrey N. Nachman, Vice
President--Mutual Fund Accounting; Andrew S. Wasser, Vice
President--Information Services; Katherine C. Wickham, Vice
President--Human Resources; Maurice Bendrihem, Controller; Elvira
Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V.
Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M.
Smerling and David B. Truman, directors.


          The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Funds' portfolio managers are Thomas A.
Frank (with respect to Premier Capital Growth Fund), Donald C.
Geogerian (with respect to Premier Capital Growth Fund),
Richard B. Hoey (with respect to Premier Capital Growth Fund and Premier Growth and Income Fund), Michael L. Schonberg
(with respect to Premier Capital Growth Fund), Howard Stein
(with respect to Premier Capital Growth Fund), Ernest G. Wiggins
(with respect to Premier Growth and Income Fund), Wolodymyr Wronskyj
(with respect to Premier Capital Growth Fund) and Kelly McDermott (with respect to Premier Emerging Markets Fund).
The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

          The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The
Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue
Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs attributable to investor services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund;
other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.


          As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of Premier Capital Growth Fund's and Premier Growth and Income
Fund's average daily net assets and 1.25% of the value of Premier
Emerging Markets Fund's average daily net assets. For the fiscal years ended September 30, 1993, 1994 and 1995, the management fees paid by the Company for Premier Capital Growth Fund were $4,191,498, $4,509,012 and $4,287,150, respectively.

          The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed, with respect to Class A of Premier Capital Growth Fund, 1-1/2% of the average value of such Fund's net assets attributable to its Class A shares or, with respect to each other Class of Premier Capital Growth Fund and with respect to each other Fund, the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

PURCHASE OF SHARES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

          The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


          For the period from August 24, 1994 through September
30, 1994 and for the fiscal year ended September 30, 1995, the Distributor retained $191 and $0, respectively, from sales loads on Premier Capital Growth Fund shares. For the fiscal year ended September 30, 1993 and for the period from October 1, 1993 through August 23, 1994, Dreyfus Service
Corporation, as the Company's distributor during such period, retained $1,577,145 and $934,357, respectively, from sales loads on Premier Capital Growth Fund shares.

          Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account
(including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of the Class A shares of Premier
Capital Growth Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the current schedule of sales charges set forth in the Fund's
Prospectus at a price based upon the net asset value of Premier
Capital Growth Fund's Class A shares* on September 30, 1995:



     Net Asset Value per Share            $16.31

     Per Share Sales Charge - 4.5%
        of offering price (4.7% of
        net asset value per share)        $  .77

     Per Share Offering Price to
        the Public                        $17.08



* Class A shares of Premier Capital Growth Fund purchased by shareholders beneficially owning Fund shares on December 31, 1995 are subject to a different sales load schedule, as described under "How to Buy Shares--Class A Shares" in the Fund's Prospectus.


          TeleTransfer Privilege. A TeleTransfer purchase order may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer
Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday
(e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer
Privilege."

          Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new
Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

         DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan."

          Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

          Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to Class B and Class C shares
(the "Plan") of each Fund pursuant to which the Company pays the Distributor for distributing the relevant Class of shares. The
Company's Board believes that there is a reasonable likelihood that Plan will benefit each Fund and the holders of Class B and Class C shares.

          A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that it may not be amended to increase materially the cost which holders of Class B or Class C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved by the Board members at a meeting held on December 11, 1995. As to each Fund, the Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and Class C shares of such Fund.

          Shareholder Services Plan.  The Company has adopted a
Shareholder Services Plan with respect to each Fund, pursuant to which the Company pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals
(collectively, "Service Agents") in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board members for their review. In addition, the Shareholder Services Plan provides that it may be amended only with the approval of the Board members, and by the Board members who are neither
"interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder
Services Plan.  The Shareholder Services Plan was so approved on
December 11, 1995.  As to each Fund, the Shareholder Services
Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


          Prior Shareholder Services Plan. As of September 11, 1995, the Company terminated its then-existing Shareholder Services
Plan pursuant to which the Company reimbursed Dreyfus Service
Corporation certain allocated expenses of providing personal services and/or maintaining shareholder accounts at an annual rate of up to .25 of 1% of the value of Premier Capital Growth
Fund's total assets. For the fiscal year ended September 30, 1995, the Company paid Dreyfus Service Corporation $647,159 pursuant to such plan.

                       REDEMPTION OF SHARES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

          Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer
Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account
Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal
Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

          Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                      Transfer Agent's
           Transmittal Code           Answer Back Sign

               144295                 TSSG PREP

          Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT
Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

          TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer
Privilege."

          Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock
Exchange Medallion Signature Program, the Securities Transfer
Agents Medallion Program ("STAMP") and the Stock Exchanges
Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

          Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                         SHAREHOLDER SERVICES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Shareholder Services."

          Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same
Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable
          CDSC of the two funds, and for purposes of calculating
          CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

          To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

          Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan
("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least
$1,000 invested among the funds in the Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

          Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Premier
Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The
Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-
Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.
If withdrawal payments exceed reinvested dividends and distribu-tions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each with-drawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Dividend Sweep. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Corporate Pension/Profit-Sharing and Retirement Plans.
The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k)
Salary Reduction Plan.  In addition, the Company makes available
Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover
Accounts," and 403(b)(7) Plans. Plan support services also are available.

          Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

          Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.
Purchases for these plans may not be made in advance of receipt of funds.

          The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored
Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

          Each investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                   DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

          Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.

          Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas.

                  DIVIDENDS, DISTRIBUTIONS AND TAXES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

          Management of the Company believes that Premier Capital
Growth Fund has qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Code. It is expected that each other Fund will qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.


          Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders
("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S.
corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

          A Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries
(which taxes relate primarily to investment income). A Fund may make an election under Section 853, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.
However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under
Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss realized by a Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute
"straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

          If a Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section
1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

          If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

                     PORTFOLIO TRANSACTIONS

          The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions.
Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

          Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

          Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate of Premier Capital Growth Fund generally should not exceed 150% and that of each of Premier Growth and Income Fund and Premier Emerging Markets Fund generally should not exceed
150%. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


          In connection with its portfolio securities transactions for the fiscal years ended September 30, 1993, 1994 and 1995, Premier Capital Growth Fund paid total brokerage commissions of $1,050,842, $1,406,201 and $2,535,450, respectively. These amounts do not include gross spreads and concessions in connection with principal transactions which, where determinable, totalled $1,099,649, $609,493 and $365,417 for the fiscal years ended September 30, 1993, 1994 and 1995, respectively. None of the aforementioned amounts were paid to the Distributor. The increase in brokerage commissions in fiscal 1995 resulted from an increase in trading activity to take advantage of favorable market conditions.

                     PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Performance Information."

          Class B, Class C and Class R of Premier Capital Growth
Fund and each Class of each other Fund had not been offered as of the date of the financials and, therefore, no performance data are available for such Classes.

          The average annual total return of Class A of Premier
Capital Growth Fund for the 1, 5 and 10 year periods ended
September 30, 1995 was 6.23%, 11.59% and 11.22% respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value
(maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period
(assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


          Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted. The total return of Class A of Premier Capital Growth Fund for the period June 23, 1969 to
September 30, 1995, based on maximum offering price per share, was 1,487.82%. Based on net asset value per share, the total return of Class A of Premier Capital Growth Fund was 1,562.76% for this period.


          From time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills
(which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. Advertising materials for a Fund also may refer to Morningstar ratings and related analyses supporting the ratings.

                      INFORMATION ABOUT THE FUNDS

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

          Premier Capital Growth Fund is the oldest Dreyfus fund managed for growth of capital which has the ability to use investment techniques such as leverage, short-selling and options transactions.

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule
18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

          Each Fund will send annual and semi-annual financial statements to all its shareholders.


      TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                       AND INDEPENDENT AUDITORS


          Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, is located at One American Express Plaza,
Providence, Rhode Island 02903, and serves as the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New
York, New York 10286, is the Company's custodian.  Neither the
Transfer Agent nor The Bank of New York has any part in determining the investment policies of each Fund or which securities are to be purchased or sold by a Fund.

          Stroock & Stroock & Lavan, 7 Hanover Square, New York,
New York 10004-2696, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New
York 10019, independent auditors, have been selected as auditors of the Company.

                            APPENDIX

          Description of S&P, Moody's, Fitch and Duff ratings:
S&P

Bond Ratings
                               AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                               BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                               BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                B

          Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                               CCC

          Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

          S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                               A-1

          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                               A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                               A-3

          Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings
                               Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                               Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment charac-teristics and in fact have speculative characteristics as well.

                               Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                               Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier
1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking;
and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated
Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

          Issuers (or related supporting institutions) rated
Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                               AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                               BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                               CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default.
The ability to meet obligations requires an advantageous business and economic environment.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                               F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                               F-2

          Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                               AAA

          Bonds rated AAA are considered highest credit quality.
The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

          Bonds rated AA are considered high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                               BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

                               BB

          Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                B

          Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                               CCC

          Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

          Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection.
Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF INVESTMENTS                       SEPTEMBER 30, 1995

COMMON STOCKS-99.7%                                               SHARES              VALUE
                                                              --------------       --------------
CONSUMER DURABLES-4.1%    Ford Motor..........                    750,000        $  23,343,750
                                                                                   ------------
     CONSUMER             Philip Morris Cos...                    320,000           26,720,000
     NON-DURABLES-6.3%    ThermoLase..........                    450,000(a)         9,168,750
                                                                                    ------------
                                                                                    35,888,750
                                                                                    ------------
CONSUMER SERVICES-2.0%    TCA Cable TV........                    400,000           11,500,000
     ENERGY-9.8%          Anadarko Petroleum..                    300,000           14,212,500
                          Baker Hughes........                    400,000            8,150,000
                          Burlington Resources                    300,000           11,625,000
                          Global Marine.......                    579,500 (a)        4,128,938
                          Triton Energy.......                    375,000           18,140,625
                                                                                    ------------
                                                                                    56,257,063
                                                                                    ------------
     FINANCE-13.5%        ACE Limited.........                    370,000           12,718,750
                          CNA Financial.......                    127,000 (a)       13,462,000
                          First Interstate Bancorp                170,000 (b)       17,127,500
                          MGIC Investment.....                    100,000            5,725,000
                          Reliance Group Holdings                 550,000            4,193,750
                          St. Paul Cos........                    150,000            8,756,250
                          20th Century Industries                 350,000 (a)        5,381,250
                          USF&G...............                    500,000            9,687,500
                                                                                    ------------
                                                                                    77,052,000
                                                                                    ------------
    HEALTH CARE-14.3%     Biogen..............                    250,000 (a)       15,000,000
                          Forest Labs.........                    260,000 (a)       11,570,000
                          Guidant.............                    175,986            5,147,590
                          IVAX................                    400,000           12,050,000
                          Lilly (Eli).........                     99,574            8,949,213
                          Northstar Health Services               200,000 (a)        1,475,000
                          ONCOR...............                    532,500 (a)        3,960,469
                          Teva Pharmaceutical Industries, A.D.R.. 650,000           23,481,250
                                                                                    ------------
                                                                                    81,633,522
                                                                                    ------------
NON-ENERGY MINERALS-3.7%  AK Steel Holding....                    400,000 (a)       11,800,000
                          Inland Steel Industries                 400,000            9,100,000
                                                                                    ------------
                                                                                    20,900,000
                                                                                    ____________
PROCESS INDUSTRIES-6.5%   Crown Cork & Seal...                    325,000 (a)       12,593,750
                          Grace (W.R.)........                    150,000           10,012,500
                          Raychem.............                    325,000           14,625,000
                                                                                    ____________
                                                                                    37,231,250
                                                                                    ____________
    PRODUCER              Advanced Photonix, Cl. A                425,000 (a)        1,062,500
    MANUFACTURING-5.6%    American Standard....                   375,000           11,062,500
                          Xerox................                   150,000           20,156,250
                                                                                    ____________
                                                                                    32,281,250
                                                                                    ____________
    RETAIL TRADE-2.3%     Federated Department Stores             325,000 (a)        9,221,875
                          Sears, Roebuck.......                   100,000            3,687,500
                                                                                    ____________
                                                                                    12,909,375
    TECHNOLOGY-21.8%      Applied Materials....                    60,000 (a)        6,135,000
                          Cisco Systems........                   300,000 (a)       20,700,000
                          Compaq Computer......                    75,000 (a)        3,628,125
                          Computer Associates International       170,000            7,182,500
                          Cree Research........                   485,000 (a)       12,003,750
                          Digital Equipment....                   300,000 (a)       13,687,500
                          Informix.............                   325,000 (a)       10,562,500
                          LSI Logic............                   250,000 (a)       14,437,500
                          MEMC Electronic Materials               200,000            5,425,000
                          Micron Technology....                   250,000           19,875,000
                          Storage Technology...                   450,000 (a)       11,025,000
                                                                                   -------------
                                                                                   124,661,875
                                                                                   _____________
     TRANSPORTATION-2.9%  Alaska Air Group.....                   400,000 (a)        6,250,000
                          Kansas City So. Ind..                   225,000           10,237,500
                                                                                    ------------
                                                                                    16,487,500
                                                                                   _____________
          UTILITIES-2.9%  AMNEX................                   635,000 (a)        3,214,687
                          AT&T.................                   210,000           13,807,500
                                                                                   -------------
                                                                                    17,022,187
                                                                                   _____________
            FOREIGN-4.0%  Abitibi-Price........                   305,000            5,299,375
                          News Corp, A.D.R.....                   307,000            6,754,000
                          Roche Holding A.G....                       750            5,289,541
                          Trafalgar House PLC..                12,800,000            5,693,400
                                                                                    -----------
                                                                                    23,036,316
                                                                                    __________

                          TOTAL COMMON STOCKS
                          (cost $536,141,292)..                                   $570,204,838
                                                                                  ============
                                                                                  ------------
                                                                PRINCIPAL
SHORT-TERM INVESTMENTS-.4%                                       AMOUNT


     U.S. TREASURY BILLS:  5.90%, 10/5/1995....                 $ 830,000         $    829,411
                           5.72%, 10/19/1995...                   112,000              111,690
                           5.75%, 10/26/1995...                    10,000                9,963
                           5.84%, 11/2/1995....                    21,000               20,899
                           6.15%,11/16/1995....                 1,372,000            1,362,492
                                                                                  _________                           TOTAL
SHORT-TERM INVESTMENTS
                           (cost $2,334,787)...                                 $  2,334,455
                                                                                ============

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1995


TOTAL INVESTMENTS (cost $538,476,079)...........                    100.1%        $572,539,293
                                                                    ======        ============
LIABILITIES, LESS CASH AND RECEIVABLES..........                      (.1%)       $   (461,824)
                                                                    ======        ============
NET ASSETS......................................                    100.0%        $572,077,469
                                                                    ======        ============
NOTES TO STATEMENT OF INVESTMENTS:
(a) Non-income producing.
(b) Security subject to call option written.



STATEMENT OF COVERED CALL OPTIONS WRITTEN            SEPTEMBER 30, 1995

SHARES
SUBJECT                                                      CALL
TO CALL         SECURITY                 EXPIRATION          PRICE             VALUE

85,000          First Interstate Bancorp  October 95          100                  $255,000
85,000          First Interstate Bancorp  October 95          105                    95,625
                                                                                   ________
                                                                                   $350,625
                                                                                  =========


NOTE TO STATEMENT OF COVERED CALL OPTIONS WRITTEN;
(a) The above options were written against portfolio securities of the Fund. As of September 30, 1995, these securities had an aggregate market value of $17,127,500.

See notes to financial statements.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

ASSETS:
    Investments in securities, at value
        (cost $538,476,079)-see statement..........................                            $572,539,293
Cash...........................................................                                     685,519
    Receivable for investment securities sold......................                               9,193,443
    Dividends and interest receivable..............................                               1,140,886
    Prepaid expenses...............................................                                  46,502
                                                                                               ____________
                                                                                                583,605,643

LIABILITIES:
    Due to The Dreyfus Corporation.................................    $    363,360
    Payable for investment securities purchased....................       9,152,147
    Payable for Common Stock redeemed..............................         919,799
    Outstanding call options written, at value
        (premiums received $462,384)-see statement.................         350,625
    Net unrealized depreciation on forward currency exchange
        contracts-Note 4(a)........................................         287,765
    Accrued expenses...............................................        454,478               11,528,174
                                                                       -----------             ------------
NET ASSETS.........................................................                            $572,077,469
                                                                                               ============

REPRESENTED BY:
    Paid-in capital................................................                            $490,413,061
    Accumulated undistributed investment income-net................                               1,801,170
    Accumulated undistributed net realized gain on investments.....                              45,976,205
    Accumulated net unrealized appreciation on investments, call
      options written and foreign currency transactions............                              33,887,033
                                                                                                -----------

NET ASSETS at value applicable to 35,078,761 outstanding shares of Common Stock, equivalent to $16.31 per share (100 million
    shares of $1 par value authorized)....................................                     $572,077,469
                                                                                               ============

See notes to financial statements.


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF OPERATIONS              YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
  INCOME:

Interest...............................................................       $ 12,006,227
    Cash dividends (net of $53,732 foreign taxes withheld at source).......      8,921,322
                                                                              ------------
   TOTAL INCOME............................................................                  $20,927,549

   EXPENSES:
     Management fee-Note 3(a)...............................................     4,287,150
     Shareholder servicing costs-Note3(b)..................................      1,300,803
     Interest-Note 2........................................................       288,421
     Loan commitment fees-Note 2............................................       162,353
     Custodian fees.........................................................       139,588
     Directors' fees and expenses-Note 3(c).................................        70,306
     Professional fees......................................................        55,092
     Prospectus and shareholders' reports...................................        37,666
     Dividends on securities sold short.....................................         3,000
     Miscellaneous..........................................................         3,832
                                                                               ------------
        TOTAL EXPENSES......................................................                  6,348,211
                                                                                            -----------
        INVESTMENT INCOME-NET...............................................                 14,579,338
                                                                                            -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain (loss) on investments-Note 4(a):
       Long transactions (including options transactions)...................  $ 58,593,573
       Short sale transactions..............................................     (452,115)
     Net realized gain on foreign currency transactions.....................       116,125
     Net realized (loss) on forward currency exchange contracts-Note 4(a);
        Short transactions..................................................   (4,525,904)
     Net realized (loss) on financial futures-Note 4(a):
        Long transactions...................................................    1,115,194
        Short transactions..................................................  (15,432,180)
                                                                             ------------
        NET REALIZED GAIN...................................................                 39,414,693
     Net unrealized appreciation:
       Investments and forward currency exchange contracts [including
       ($85,750) net unrealized (depreciation) on financial futures]........     6,873,986
       Translation of assets and liabilities in foreign currencies..........          (175)
                                                                             ------------
       NET UNREALIZED APPRECIATION..........................................                   6,873,811
                                                                                             -----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                  46,288,504
                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                 $60,867,842
                                                                                             ===========

See notes to financial statements.


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                             1994            1995

OPERATIONS:
  Investment income-net...................................................   $   12,639,315    $ 14,579,338
  Net realized gain on investments........................................       20,591,445      39,414,693
  Net unrealized appreciation (depreciation) on investments for the year..       (41,885,909)     6,873,811
                                                                             --------------    ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......        (8,655,149)    60,867,842

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................      (26,079,930)    (16,111,729)
  Net realized gain on investments........................................      (72,371,864)     (8,422,040)
                                                                              -------------    ------------
    TOTAL DIVIDENDS.......................................................      (98,451,794)    (24,533,769)
                                                                              -------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................       250,776,376     82,126,165
  Dividends reinvested....................................................       88,813,669      21,932,842
  Cost of shares redeemed.................................................     (258,491,934)   (138,675,507)
                                                                               ------------    ------------
    INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....        81,098,111     (34,616,500)

                                                                              ------------    ------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS..............................       (26,008,832)     1,717,573
NET ASSETS:
  Beginning of year.......................................................      596,368,728     570,359,896
                                                                               ------------    ------------
  End of year [including undistributed investment income-net:
    $3,333,561 in 1994 and $1,801,170 in 1995]............................      $570,359,896   $572,077,469

                                                                               ============    ============

                                                                               SHARES
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................       14,069,123       5,218,666
  Shares issued for dividends reinvested..................................         5,561,247      1,526,294

  Shares redeemed.........................................................       (14,647,204)     (8,826,816)
                                                                               ------------    ------------
    NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................         4,983,166     (2,081,856)
                                                                               ============    ============

See notes to financial statements.


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE
1
FINANCIAL HIGHLIGHTS


    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                 YEAR ENDED SEPTEMBER 30,

PER SHARE DATA:                                                  1991        1992        1993        1994      1995
  Net asset value, beginning of year.......................     $14.31      $17.72      $18.11      $18.53      $15.35
                                                                 ------      ------      ------      ------      ------
  INVESTMENT OPERATIONS:
  Investment income-net....................................        .37         .32         .21         .40         .40
  Net realized and unrealized gain (loss) on investments...        3.80        1.83        1.82        (.56)       1.23
                                                                 ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS.......................        4.17        2.15        2.03        (.16)       1.63
                                                                 ------      ------      ------      ------      ------
  DISTRIBUTIONS:
  Dividends from investment income-net.....................        (.76)       (.39)       (.24)       (.80)       (.44)
  Dividends from net realized gain on investments..........          --       (1.37)      (1.37)      (2.22)       (.23)
                                                                 ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS....................................        (.76)      (1.76)      (1.61)      (3.02)       (.67)
                                                                 ------      ------      ------      ------      ------
  Net asset value, end of year.............................      $17.72      $18.11      $18.53      $15.35      $16.31
                                                                 ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*...................................       30.27%      13.28%      12.04%      (1.50%)     11.21%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets........         .97%        .97%       1.02%       1.03%       1.03%
  Ratio of interest expense, loan commitment fees and
    dividends on securities sold short to average
    net assets.............................................         .17%        .10%        .04%        .09%        .08%
  Ratio of net investment income to average net assets             2.13%       1.74%       1.24%       2.10%       2.55%
  Portfolio Turnover Rate..................................       81.02%     141.67%     102.23%     158.05%     298.60%
  Net Assets, end of year (000's Omitted)..................    $494,342    $520,895    $596,369    $570,360    $572,077

--------------------------
*Exclusive of sales charge.

See notes to financial statements.


PREMIER CAPITAL
GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE
1
NOTES TO FINANCIAL STATEMENTS


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:


     The Fund is registered under the Investment Company Act of 1940 ("Act")as a diversified open-end management investment company. Premier Mutual FundServices, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is awholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.


     On April 5, 1995, the Fund's directors approved a change of the Fund's name, effective June 16, 1995, from "Dreyfus
Leverage Fund, Inc.," which was operating under the name
"Dreyfus Capital Growth Fund, Inc.", to "PremierCapital Growth
Fund, Inc."


    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the offsetting rate.


     (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.


     (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.


    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2-BANK LINES OF CREDIT:


    In accordance with an agreement with a bank, the Fund may borrow up to$76 million under a short-term unsecured line of credit. In connection therewith, the Fund has agreed to pay commitment fees at an annual rate of.375 of 1% on the unused portion of the first $46 million of the line of credit. No commitment fee is charged on the additional $30 million. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect. There were no outstanding borrowings as of September 30, 1995.


    The average daily amount of short-term debt outstanding during the year ended September 30, 1995 was approximately
$4,274,000, with a related weighted average annualized interest rate of 6.75% (based upon actual interest expense, not including commitment fees, for the year). The maximum amount of such debt outstanding at any time during the year ended September 30, 1995, was $76 million.


NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:


    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 1/2% of the average value of the Fund's net assets for any full fiscal year. No expense reimbursement was required for the year ended September 30, 1995.


     Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $58,571 during the year ended
September 30, 1995 from commissions earned on sales of Fund shares.


    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended September 30, 1995, the Fund was charged an aggregate of $647,159 pursuant to the Shareholder Services Plan.


      (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--SECURITIES TRANSACTIONS:


    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and options transactions, during the year ended September 30, 1995 is summarized as follows:


                                   PURCHASES            SALES

                                   ------------------- ---------------
  Long transactions.............   $1,303,960,488      $1,271,973,806
  Short sale transactions.......        6,508,333           6,056,218
                                   --------------      --------------
    TOTAL.......................   $1,310,468,821      $1,278,030,024
                                   ==============      ==============



    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. There were no securities sold short outstanding as of September 30,1995.


     In addition, the following summarizes open forward currency exchange contracts at September 30, 1995:


U.S. DOLLAR
                                                                  VALUE AT         UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                    PROCEEDS       9/30/95          (DEPRECIATION)

Swiss Francs, expiring 11/29/95................    $  4,718,712   $  4,927,233     $  (208,521)
British Pounds, expiring 12/20/95..............      10,801,300     10,880,544         (79,244)
                                                                                   ------------
                                                                                   $  (287,765)
                                                                                   ============


    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes again if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.


    In addition, the following summarizes the Fund's covered call options written transactions for the year ended September
30, 1995:

                                                    NUMBER OF     PREMIUMS
                                                    CONTRACTS     RECEIVED
OPTIONS WRITTEN:
Contracts outstanding September 30, 1994.........   --            --
Contracts written................................   1,700         $462,384
                                                   -----         --------
Contracts outstanding September 30, 1995.........   1,700         $462,384
                                                    =====         ========


     The Fund may write or (sell) options in order to gain exposure to or protect against changes in the market. As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.


     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian,which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 1995, there were no financial futures contracts outstanding.


    (B) At September 30, 1995, accumulated net unrealized appreciation on investments was $33,887,208, consisting of $61,623,792 gross unrealized appreciation and $27,736,584 gross unrealized depreciation, excluding foreign currency translations.


    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE
1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


SHAREHOLDERS AND BOARD OF DIRECTORS
PREMIER CAPITAL GROWTH FUND, INC.


    We have audited the accompanying statement of assets and liabilities of Premier Capital Growth Fund, Inc., including the statements of investments and covered call options written as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Capital Growth Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                         [Ernst and Young LLP signature logo]

New York, New York
November 7, 1995

                   PREMIER CAPITAL GROWTH FUND, INC.

                       PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(a)  Financial Statements:

          Included in Part A of the Registration Statement

   (Premier Capital Growth Fund only):

               Condensed Financial Information for the ten years ended September 30, 1995.

          Included in Part B of the Registration Statement
          (Premier Capital Growth Fund only):

            Statement of Investments -- September 30, 1995. Statement of Covered Call Options Written --
             September 30, 1995.
            Statement of Assets and Liabilities -- September 30,
            1995.
            Statement of Operations -- for the year ended
             September 30, 1995.
            Statement of Changes in Net Assets -- for each of
             the two years in the period ended September 30, 1995.
            Notes to Financial Statements.
            Report of Ernst & Young LLP, Independent Auditors.


(b)       Exhibits:

          (1)(a)  Articles of Amendment and Restatement.

             (b)  Articles of Amendment.

          (2)     By-Laws, as amended.

          (5)     Management Agreement.

          (6)     Distribution Agreement.

          (8) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 55 to the
                  Registration Statement on Form N-1A, filed on
                  December 27, 1993.

          (9)(a)  Shareholder Services Plan.

          (9)(b)  Agreement and Articles of Merger are
                  incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 55 to the
                  Registration Statement on Form N-1A,
                  filed on December 27, 1993.

          (10)    Opinion, including consent, of Stroock &
                  Stroock & Lavan.

          (11)    Consent of Independent Auditors.

          (15)    Distribution Plan.

          (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed on December 27, 1993.

          (17)    Financial Data Schedule.

          (18)    Rule 18f-3 Plan.

          Other Exhibits:

          (a) Powers of Attorney incorporated by reference to Other Exhibits of Post-Effective Amendment
                  No. 56 to the Registration Statement on Form
                  N-1A, filed on November 29, 1994.

          (b) Assistant Secretary's Certificate incorporated by reference to Other Exhibits of Post-Effective Amendment No. 56 to the
                  Registration Statement on
                  Form N-1A, filed on November 29, 1994.



Item 25.  Persons Controlled by or Under Common Control with
Registrant

          Not applicable.


Item 26.  Number of Holders of Securities

                                                  (2)
                                              Number of Record
        (1)                                   Holders as of
        Title of Class                        October 3, 1995

        Common Stock, par value
        $1.00 per share

        Premier Capital Growth Fund

          Class A                                    36,100
          Class B                                      __
          Class C                                      __
          Class R                                      __

        Premier Growth and Income Fund

          Class A                                      __
          Class B                                      __
          Class C                                      __
          Class R                                      __

        Premier Emerging Markets Fund

          Class A                                      __
          Class B                                      __
          Class C                                      __
          Class R                                      __


Item 27.  Indemnification

        Reference is made to Article SIXTH of the Registrant's Articles of Amendment and Restatement filed as Exhibit 1(a) hereto and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

        Reference also is made to the Distribution Agreement filed as Exhibit 6.

Item 28.  Business and Other Connections of Investment Adviser

        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Dreyfus

Name and Position with
Dreyfus                                  Other Businesses

MANDELL L. BERMAN          Real estate consultant and private
Director                   investor
                           29100 Northwestern Highway--Suite 370
                           Southfield, Michigan 48034;
                           Past Chairman of the Board of
Trustees of
                           Skillman Foundation;
                           Member of the Board of Vintners
                             International

FRANK V. CAHOUET          Chairman of the Board, President and
Director                  Chief Executive Officer:
                            Mellon Bank Corporation****;
                            Mellon Bank, N.A.****;
                            Director:
                            Avery Dennison Corporation
                            150 North Orange Grove Boulevard
                             Pasadena, California 91103;
                             Saint-Gobain Corporation
                             750 East Swedesford Road
                         Valley Forge, Pennsylvania 19482;
                           Teledyne, Inc.
                            1901 Avenue of the Stars
                             Los Angeles, California 90067

ALVIN E. FRIEDMAN        Senior Adviser to Dillon, Read & Co.
Inc.
Director                        535 Madison Avenue
                                New York, New York 10022;
                              Director and member of the
Executive
                              Committee of Avnet, Inc.**

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage
                              Foundation
                                230 Park Avenue
                                New York, New York 10017;
                              Past President of Mount Holyoke
College
                                South Hadley, Massachusetts
01075;
                              Former Director:
                                Student Loan Marketing
Association
                                1055 Thomas Jefferson Street,
N.W.
                                Washington, D.C. 20006;
                              Former Trustee:
                                College Retirement Equities Fund
                                730 Third Avenue
                                New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board           Dreyfus Acquisition
Corporation*;
and Chief Executive             The Dreyfus Consumer Credit
Officer                         Corporation*;
                              Dreyfus Management, Inc.*;
                                Dreyfus Service Corporation*;
                              Chairman of the Board and Chief
Executive
                              Officer:
                                Major Trading Corporation*;
                              Director:
                                Avnet, Inc.**;
                                Dreyfus America Fund++++;
                                The Dreyfus Fund International
                                Limited+++++;
                                Dreyfus Partnership Management,
Inc.*;
                                Dreyfus Personal Management,
Inc.*;
                                Dreyfus Precious Metals, Inc.*;
                                Dreyfus Service Organization,
Inc.***;
                                Seven Six Seven Agency, Inc.*;
                                World Balanced Fund+++;
                              Trustee:
                                Corporate Property Investors
                                New York, New York

W. KEITH SMITH                Chairman and Chief Executive
Officer:
Vice Chairman of the Board      The Boston Company*****;
                              Vice Chairman of the Board:
                                Mellon Bank Corporation****;
                                Mellon Bank, N.A.****;
                              Director:
                                Dentsply International, Inc.
                                570 West College Avenue
                                York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                Mellon Bank Corporation****;
Operating Officer and           The Boston Company*****;
a Director                    Deputy Director:
                                Mellon Trust****;
                              Chief Executive Officer:
                                The Boston Company Asset
Management,
                                Inc.*****;
                              President:
                                Boston Safe Deposit and Trust
                                Company*****

STEPHEN E. CANTER             Former Chairman and Chief
Executive
Vice Chairman, Chief          Officer:
Investment Officer and          Kleinwort Benson Investment
Management
a Director                      Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman--Distribution   Executive Officer:
and a Director                  The Boston Company Advisors,
Inc.
                                53 State Street
                                Exchange Place
                                Boston, Massachusetts 02109;
                              Executive Vice President and
Director:
                                Dreyfus Service Organization,
Inc.***;
                              Director:
                                The Dreyfus Consumer Credit
                                Corporation*;
                                The Dreyfus Trust Company++;
                                Dreyfus Service Corporation*;
                              President:
                                The Boston Company*****;
                                Laurel Capital Advisors****;
                                Boston Group Holdings, Inc.;
                              Executive Vice President:
                                Mellon Bank, N.A.****;
                                Boston Safe Deposit &
Trust*****;

LAWRENCE M. GREENE            Director:
Director                        Dreyfus America Fund++++

JULIAN M. SMERLING            None
Director

PHILIP L. TOIA                Chairman of the Board and Trust
Vice Chairman--               Investment Officer:
Operations and                  The Dreyfus Trust Company++;
Administration                Chairman of the Board and Chief
and a Director                Executive Officer:
                                Major Trading Corporation*;
                              Director:
                                The Dreyfus Security Savings
Bank,
                                F.S.B.+;
                                Dreyfus Service Corporation*;
                                Seven Six Seven Agency, Inc.*;
                              President and Director:
                                Dreyfus Acquisition
Corporation*;
                                The Dreyfus Consumer Credit
                                Corporation*;
                                Dreyfus-Lincoln, Inc.*;
                                Dreyfus Management, Inc.*;
                                Dreyfus Personal Management,
Inc.*;
                                Dreyfus Partnership Management,
Inc.+;
                                Dreyfus Service Organization***;
                                The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                The Chase Manhattan Bank, N.A.
and
                                The Chase Manhattan Capital
Markets
                                Corporation
                                One Chase Manhattan Plaza
                                New York, New York 10081

BARBARA E. CASEY              President:
Vice President--                Dreyfus Retirement Services
Division;
Dreyfus Retirement            Executive Vice President:
Services                        Boston Safe Deposit & Trust
Co.*****;
                                Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President--
Corporate Communications

ELIE M. GENADRY               President:
Vice President--                Institutional Services Division
of
Institutional Sales             Dreyfus Service Corporation*;
                                Broker-Dealer Division of
Dreyfus
                                Service Corporation*;
                                Group Retirement Plans Division
of
                                Dreyfus Service Corporation*;
                              Executive Vice President:
                                Dreyfus Service Corporation*;
                                Dreyfus Service Organization,
Inc.***;
                              Vice President:
                                The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President--Retail          Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                Dreyfus Precious Metals*

DANIEL C. MACLEAN             Director, Vice President and
Secretary:
Vice President and              Dreyfus Precious Metals, Inc.*;
General Counsel               Director and Vice President:
                                The Dreyfus Consumer Credit
                                Corporation*;
                              Director and Secretary:
                                Dreyfus Partnership Management,
Inc.*;
                                Major Trading Corporation*;
                                The Truepenny Corporation+;
                              Director:
                                The Dreyfus Trust Company++;
                              Secretary:
                                Dreyfus Service Corporation*;
                                Dreyfus Service Organization,
Inc.***;
                                Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President--Mutual
Fund Accounting

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President--                Department of Parks and
Recreation of
Human Resources                 the City of New York
                                830 Fifth Avenue
                                New York, New York 10022

WILLIAM F. GLAVIN, JR.        Senior Vice President:
Vice President--Corporate       The Boston Company Advisors,
Inc.
Development                     53 State Street
                                Exchange Place
                                Boston, Massachusetts 02109

ANDREW S. WASSER              Vice President:
Vice President--Information     Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                      Dreyfus Partnership Management,
                                  Inc.***;
                                Dreyfus Service Organization,
Inc.***;
                                Seven Six Seven Agency, Inc.*;
                                The Truepenny Corporation*;
                              Controller:
                                Dreyfus Acquisition
Corporation*;
                                The Dreyfus Trust Company++;
                                The Dreyfus Consumer Credit
                                Corporation*;
                              Assistant Treasurer:
                                Dreyfus Precious Metals*;
                              Formerly, Vice President-Financial
                              Planning, Administration and Tax:
                                Showtime/The Movie Channel, Inc.
                                1633 Broadway
                                New York, New York 10019

MARK N. JACOBS                Vice President, Secretary and
Director:
Vice President--                Lion Management, Inc.*;


Legal and Secretary          :
                                The Dreyfus Consumer Credit
                                Corporation*;
                                Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                Dreyfus Service Organization,
Inc.***;
                                Major Trading Corporation*;
                                The Truepenny Corporation*

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary             Dreyfus Service Corporation*;
                                Dreyfus Management, Inc.*;
                                Dreyfus Acquisition Corporation,
Inc.*;
                                The Truepenny Corporation*


*         The address of the business so indicated is 200 Park
Avenue,
          New York, New York 10166.
**        The address of the business so indicated is 80 Cutter
Mill
          Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
****      The address of the business so indicated is One Mellon
Bank
          Center, Pittsburgh, Pennsylvania 15258.
*****     The address of the business so indicated is One Boston
Place,
          Boston, Massachusetts 02108.
+         The address of the business so indicated is Atrium
Building,
          80 Route 4 East, Paramus, New Jersey 07652.
++        The address of the business so indicated is 144 Glenn
Curtiss
          Boulevard, Uniondale, New York 11556-0144.
+++       The address of the business so indicated is One
Rockefeller
          Plaza, New York, New York 10020.
++++      The address of the business so indicated is 2
Boulevard
          Royal, Luxembourg.
+++++     The address of the business so indicated is Nassau,
Bahamas
          Islands.


Item 29.  Principal Underwriters

          (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1. Comstock Partners Strategy Fund, Inc.
           2. Dreyfus A Bonds Plus, Inc.
           3. Dreyfus Appreciation Fund, Inc.
           4. Dreyfus Asset Allocation Fund, Inc.
           5. Dreyfus Balanced Fund, Inc.
           6. Dreyfus BASIC GNMA Fund
           7. Dreyfus BASIC Money Market Fund, Inc.
           8. Dreyfus BASIC Municipal Fund, Inc.
           9. Dreyfus BASIC U.S. Government Money Market Fund
           10. Dreyfus California Intermediate Municipal Bond
               Fund
          11.  Dreyfus California Tax Exempt Bond Fund, Inc.
          12.  Dreyfus California Tax Exempt Money Market Fund
          13.  Dreyfus Capital Value Fund (A Premier Fund)
          14.  Dreyfus Cash Management
          15.  Dreyfus Cash Management Plus, Inc.
          16.  Dreyfus Connecticut Intermediate Municipal Bond
               Fund
          17.  Dreyfus Connecticut Municipal Money Market Fund,
               Inc.
          18.  Dreyfus Edison Electric Index Fund, Inc.
          19.  Dreyfus Florida Intermediate Municipal Bond Fund
          20.  Dreyfus Florida Municipal Money Market Fund
          21.  The Dreyfus Fund Incorporated
          22.  Dreyfus Global Bond Fund, Inc.
          23.  Dreyfus Global Growth, L.P. (A Strategic Fund)
          24.  Dreyfus GNMA Fund, Inc.
          25.  Dreyfus Government Cash Management
          26.  Dreyfus Growth and Income Fund, Inc.
          27.  Dreyfus Growth and Value Fund, Inc.
          28.  Dreyfus Growth Opportunity Fund, Inc.
          29.  Dreyfus Institutional Money Market Fund
          30.  Dreyfus Institutional Short Term Treasury Fund
          31.  Dreyfus Insured Municipal Bond Fund, Inc.
          32.  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33.  Dreyfus International Equity Fund, Inc.
          34.  Dreyfus International Recovery Fund, Inc.
          35.  The Dreyfus/Laurel Funds, Inc.
          36.  The Dreyfus/Laurel Funds Trust
          37.  The Dreyfus/Laurel Tax-Free Municipal Funds
          38.  The Dreyfus/Laurel Investment Series
          39.  Dreyfus Life and Annuity Index Fund, Inc.
          40.  Dreyfus Lifetime Portfolios, Inc.
          41.  Dreyfus Liquid Assets, Inc.
          42.  Dreyfus Massachusetts Intermediate Municipal Bond
Fund
          43.  Dreyfus Massachusetts Municipal Money Market Fund
          44.  Dreyfus Massachusetts Tax Exempt Bond Fund
          45.  Dreyfus Michigan Municipal Money Market Fund,
Inc.
          46.  Dreyfus Money Market Instruments, Inc.
          47.  Dreyfus Municipal Bond Fund, Inc.
          48.  Dreyfus Municipal Cash Management Plus
          49.  Dreyfus Municipal Money Market Fund, Inc.
          50.  Dreyfus New Jersey Intermediate Municipal Bond
Fund
          51.  Dreyfus New Jersey Municipal Bond Fund, Inc.
          52.  Dreyfus New Jersey Municipal Money Market Fund,
Inc.
          53.  Dreyfus New Leaders Fund, Inc.
          54.  Dreyfus New York Insured Tax Exempt Bond Fund
          55.  Dreyfus New York Municipal Cash Management
          56.  Dreyfus New York Tax Exempt Bond Fund, Inc.
          57.  Dreyfus New York Tax Exempt Intermediate Bond
Fund
          58.  Dreyfus New York Tax Exempt Money Market Fund
          59.  Dreyfus Ohio Municipal Money Market Fund, Inc.
          60.  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          61.  Dreyfus 100% U.S. Treasury Long Term Fund
          62.  Dreyfus 100% U.S. Treasury Money Market Fund
          63.  Dreyfus 100% U.S. Treasury Short Term Fund
          64.  Dreyfus Pennsylvania Intermediate Municipal
                 Bond Fund
          65.  Dreyfus Pennsylvania Municipal Money Market Fund
          66.  Dreyfus Short-Intermediate Government Fund
          67.  Dreyfus Short-Intermediate Municipal Bond Fund
          68.  Dreyfus Short-Term Income Fund, Inc.
          69.  The Dreyfus Socially Responsible Growth Fund,
Inc.
          70.  Dreyfus Strategic Growth, L.P.
          71.  Dreyfus Strategic Income
          72.  Dreyfus Strategic Investing
          73.  Dreyfus Tax Exempt Cash Management
          74.  The Dreyfus Third Century Fund, Inc.
          75.  Dreyfus Treasury Cash Management
          76.  Dreyfus Treasury Prime Cash Management
          77.  Dreyfus Variable Investment Fund
          78.  Dreyfus-Wilshire Target Funds, Inc.
          79.  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          80.  General California Municipal Bond Fund, Inc.
          81.  General California Municipal Money Market Fund
          82.  General Government Securities Money Market
                 Fund, Inc.
          83.  General Money Market Fund, Inc.
          84.  General Municipal Bond Fund, Inc.
          85.  General Municipal Money Market Fund, Inc.
          86.  General New York Municipal Bond Fund, Inc.
          87.  General New York Municipal Money Market Fund
          88. Pacifica Funds Trust--Pacific American Money
Market
               Portfolio, Pacific American U.S. Treasury
Portfolio
          89.  Peoples Index Fund, Inc.
          90. Peoples S&P MidCap Index Fund, Inc.
          91. Premier California Municipal Bond Fund
          92. Premier Equity Funds, Inc.
          93. Premier Global Investing, Inc.
          94. Premier GNMA Fund
          95. Premier Growth Fund, Inc.
          96. Premier Insured Municipal Bond Fund
          97. Premier Municipal Bond Fund
          98. Premier New York Municipal Bond Fund
          99. Premier State Municipal Bond Fund


          (b)

                               Positions and offices with      Positions and
Name and principal             Premier Mutual                  offices with
business address               Fund Services, Inc.             Registrant
Marie E. Connolly+             Director, President, Chief      President and
                               Executive Officer and           Treasurer
                               Compliance Officer

Joseph F. Tower, III+          Senior Vice President,          Assistant
                               Treasurer and Chief             Treasurer
                               Financial Officer

John E. Pelletier+             Senior Vice President,          Vice President
                               General Counsel, Secretary      and Secretary
                               and Clerk

Frederick C. Dey++             Senior Vice President           Vice President
                                                               and Assistant
                                                               Treasurer

Eric B. Fischman++             Vice President and              Vice President
                               Associate General Counsel       and Assistant
                                                               Secretary

Paul Prescott+                 Vice President                  None

Elizabeth Bachman+             Assistant Vice President        Vice President
                                                               and Assistant
                                                               Secretary

Mary Nelson+                   Assistant Treasurer             None

John J. Pyburn++               Assistant Treasurer             Assistant
                                                               Treasurer

Jean M. O'Leary+               Assistant Secretary and         None
                               Assistant Clerk

John W. Gomez+                 Director                        None

William J. Nutt+               Director                        None

+    Principal business address is One Exchange Place, Boston,
     Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York,
     New York 10166.

Item 30.  Location of Accounts and Records

          1. First Data Investors Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

          2.   The Bank of New York
               90 Washington Street
               New York, New York 10286

          3.   Dreyfus Transfer, Inc.
               One American Express Plaza
               Providence, Rhode Island  02903

          4.   The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.  Management Services

          Not Applicable.

Item 32.  Undertakings

          Registrant hereby undertakes

          (1) to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement pertaining to Premier Growth and Income Fund and Premier Emerging Markets Fund.

          (2) to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (3) to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual
               Report to Shareholders, upon request and without charge.

                              SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th day of December, 1995.

                            PREMIER CAPITAL GROWTH FUND, INC.
                            (Registrant)

                            By:/s/Marie E. Connolly*


                               Marie E. Connolly, President


        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/Marie E. Connolly*        President and Treasurer  December 11, 1995
Marie E. Connolly            (Principal Executive,
                             Financial and Accounting
                             Officer)

/s/Joseph S. DiMartino*      Director                 December 11, 1995
Joseph S. DiMartino

/s/John M. Fraser, Jr.*      Director                 December 11, 1995
John M. Fraser, Jr.

/s/David P. Feldman*         Director                 December 11, 1995
David P. Feldman

/s/Robert R. Glauber*        Director                 December 11, 1995
Robert R. Glauber

/s/James F. Henry*           Director                 December 11, 1995
James F. Henry

/s/Rosalind Gersten Jacobs*  Director                 December 11, 1995
Rosalind Gersten Jacobs

/s/Irving Kristol*           Director                 December 11, 1995
Irving Kristol

/s/Paul A. Marks*            Director                 December 11, 1995
Paul A. Marks*


/s/Martin Peretz*            Director                 December 11, 1995
Martin Peretz

/s/Bert W. Wasserman*        Director                 December 11, 1995
Bert W. Wasserman


/s/Eric B. Fischman

* By:  Eric B. Fischman,
       Attorney-in-Fact


                 PREMIER CAPITAL GROWTH FUND, INC.
                Post-Effective Amendment No. 59 to
             Registration Statement on Form N-1A under
                  the Securities Act of 1933 and
                the Investment Company Act of 1940

                             EXHIBITS

                         INDEX TO EXHIBITS
                                                       Page

(1)(a)  Articles of Amendment and Restatement . . .
(1)(b)  Articles of Amendment . . . . . . . . . . .
(2)     By-Laws . . . . . . . . . . . . . . . . . .
(5)     Management Agreement. . . . . . . . . . . .
(6)     Distribution Agreement. . . . . . . . . . .
(9)(a)  Shareholder Services Plan . . . . . . . . .
(10)    Opinion, including consent, of Counsel. . .
(11)    Consent of Independent Auditors . . . . . .
(15)    Distribution Plan . . . . . . . . . . . . .
(17)    Financial Data Schedule . . . . . . . . . .
(18)    Rule 18f-3 Plan . . . . . . . . . . . . . .